                                                                    EXHIBIT 10.9

THIS LEASE made on the      day of         1999 BETWEEN THE VIRTUALISTS LIMITED
----------                                      ------- -----------------------
of Bridge View House, Ray Mead Road, Maidenhead, Berkshire, SL6 8NJ ("the Landlord") of the one part and ACCORD TELECOM of 56b The Crescent, Abbotts
                               --------------
Langley, Herts, WD5 0DS ("the Tenant") of the other part WITNESSETH as follows:-
                                                         ----------

1.   IN consideration of the rent hereby reserved and of the covenants on the
-------
part of the Tenant hereinafter contained the Landlord HEREBY DEMISES unto the
                                                      --------------
Tenant ALL THAT property described in the First Schedule hereto ("the Premises")
       --------
TOGETHER with the rights and EXCEPT AND RESERVING unto the Landlord the rights
                             --------------------
therein mentioned TO HOLD the same from the day and for the term specified in
                  -------
the Second Schedule hereto YIELDING AND PAYING therefor FIRST the rent specified
                           -------------------          -----
in the Second Schedule hereto such rent to be paid by equal quarterly payments in advance on the usual quarter days the first of such payments to be made on the execution hereof and to be apportioned for the period from the commencement of the demise to the quarter day next thereafter ensuing

2.   THE Tenant HEREBY COVENANTS with the Landlord as follows:-
--------        ----------------
     (1) to pay the reserved rents at the times and in manner aforesaid without any deduction or set-off whatsoever
     (2) to pay to the Landlord by way of further and additional rent a proportionate part of the expenses and outgoings incurred by the Landlord in the repair maintenance renewal and insurance of the Building and the provision of the services therein and the other heads of expenditure as the same are set out in the Fourth Schedule hereto ("the Service Costs") such further and additional rent ("the Service Charge") being assessed at the rate of Two Hundred and fifty pounds (Pounds)(250.00) and Value Added Tax each month (3) to pay (or in the absence of a direct assessment on the Tenant to repay to the Landlord a fair proportion of) all existing and future rates taxes assessments impositions and outgoings payable by law in respect of the Premises either by the owner or occupier thereof PROVIDED THAT unless and until business rates are
                       -------------
               separately assessed on the Premises the Tenant's share shall be one quarter of the whole of the business rates payable by the Landlord in respect of the Landlord's units on the ground floor of the Building

               (4) throughout the term to keep the interior of the Premises including all windows and doors and all additions thereto and the fixtures thereon and including the drains soil and other pipes sanitary and water apparatus thereof in good tenantable repair and condition and without prejudice to the generality of the foregoing covenant to clean all windows (both inside and outside) and other plate glass in the Premises at least once in every month

               (5) without prejudice to the preceding sub-clause in a good and workmanlike manner and to the reasonable satisfaction of the Landlord or the Landlord's surveyor to decorate with good quality materials the interior of the Premises in the last year of the term (howsoever determined) but the Tenant shall not be required so to decorate any part of the Premises that was so decorated within the previous twelve (12) months and PROVIDED THAT the
                                                          -------------
               colours design and materials of all work done in the last year of the term shall be such as the Landlord shall reasonably require

               (6) to permit the Landlord and persons authorised by the Landlord with or without workmen and others at reasonable times to enter upon and examine the condition of the Premises and thereupon the Landlord may serve upon the Tenant a notice in writing specifying any repairs or decorations necessary to be done and require the Tenant forthwith to execute the same and if the Tenant shall not within ten (10) days after service of such notice proceed diligently with the execution of such repairs or decorations then to permit the Landlord to enter upon the Premises and execute the same and the cost thereof shall be paid by the Tenant on demand and in default be forthwith recoverable as a debt due from the Tenant together with interest from the date of completion of the work to the date of payment by the Tenant

          (7) not at any time during the said term to make any alteration in or addition to the Premises

          (8) (a) not to assign demise underlet otherwise part with possession of or allow any other person to use or occupy any part of the Premises (here meaning a portion only and not the whole thereof) or to share occupation of the whole or any part thereof for all or any part of the term

              (b) not to demise underlet otherwise part with possession of or allow any other person to use or occupy the whole of the Premises for all or any part of the term

              (c) not to assign the whole of the Premises without the licence in writing of the Landlord which shall not be unreasonably withheld PROVIDED however that should the Tenant desire to
                       --------
              assign the Premises the Tenant shall also before so doing and before giving possession to the intended assignee deliver to the Landlord a deed to be prepared by the solicitor of the Landlord at the cost of the Tenant containing a convenant by the intended assignee directly with the Landlord to perform and observe during the term assigned or granted to the assignee the Tenant's covenants (including this present covenant) and conditions contained in this Lease (but not in the case of an underlease to pay the rents hereby reserved) in the same manner as if such covenants and conditions were repeated in extenso in such deed with the substitution of the name of the intended assignee for the name of the Tenant and with such other alterations as the deaths of parties or as other circumstances shall render necessary (d) notwithstanding anything herein contained the Tenant shall not create or permit the creation of any interest derived out of the term hereby granted howsoever remote or inferior upon the payment of a fine or premium or at a rent less than the full market rent (obtainable without taking a fine or premium) of the Premises and shall not create or permit the creation of any such derivative interest as aforesaid save by instrument in writing containing such absolute prohibition as aforesaid on the part of the underlessee and those that may derive title under such underlessee

                    (e) within one (1) month after any assignment charge transfer disposition or devolution of the Premises (or any part thereof) whether the same be effected orally or in writing to give notice thereof in duplicate to the Landlord's solicitor and to produce to such solicitor the original or a certified copy of the instrument or instruments (including any relevant probate letters of administration or assent) and also to deliver to such solicitor for retention by the Landlord a copy thereof and to pay to such solicitor a reasonable fee together with such value added tax as may be payable thereon for the registration of such transaction in the Landlord's books or records

          (9) to permit the Landlord and persons authorised by the Landlord with or without workmen and others at reasonable times to enter upon the Premises to execute repairs or alterations on any adjoining premises all damage to the Premises thereby caused being made good at the Landlord's expense

          (10) not to carry on or permit or suffer to be carried on in or upon the Premises or any part thereof any dangerous noxious noisy or offensive trade or business and not to permit any person to sleep or reside there but to use the Premises only for the purposes described in the Third Schedule hereto

          (11) (a) not to do or permit or suffer to be done on the Premises anything which may render an increased or extra premium payable for the insurance of the Premises or any other premises of the Landlord or which may make void or voidable any policy of insurance effected in respect of the Premises

               (b) in the event of the Premises or any part of the Premises being destroyed or damaged by any of the insured risks to give immediate notice to the Landlord

               (c) in the event of the Premises or any part of the Premises being destroyed or damaged by any of the insured risks and the insurance money under any policy of insurance effected by the Landlord being wholly or partly irrecoverable by reason of any act or default of the Tenant then and in every such case the Tenant will forthwith (in addition to the rent) pay the

          Landlord the whole or (as the case may require) the irrevocable proportion of the cost of rebuilding and reinstating the Premises

     (12) to comply forthwith at the Tenant's own expense with any nuisance sanitary or other statutory notice lawfully served by any local or public authority upon either the Landlord or the Tenant with respect to the Premises and similarly to comply with all requirements of or made under or deriving validity from any local or national legislation or regulations which are now or may hereafter come in force whether as to the Premises or any alteration addition or improvement thereto the user thereof the employment or residence therein of any person or in connection with any fixture machinery plant or chattel therein

     (13) not to do or omit to do or permit or suffer to be done or omitted to be done anything in or about the Premises or any premises used for the purposes of but not comprised in the Premises whereby the Landlord may become exposed to the liability to pay any penalty damages compensation costs charges or expenses and to keep the Landlord indemnified against all such liabilities

     (14) not without the Landlord's consent in writing first had and obtained to display any external sign or advertisement on the Premises or any part thereof or otherwise affect alter or modify the external appearance of the Premises or any part thereof

     (15) to pay all expenses together with any value added tax thereon (including solicitors' costs and disbursements and surveyors' fees) incurred by the Landlord:-

          (a)  incidental to the preparation and service of a notice under
          Section 146 of the Law of Property Act 1925 or incurred in or in contemplation of proceedings under Sections 146 or 147 of that Act (notwithstanding in any such case that forfeiture is avoided otherwise than by relief granted by the Court) and in connection with every application for any consent made under this Lease whether such consent shall be granted or not

          (b) in or incidental to the service of all notices and schedules relating to wants of repair of the Premises whether the same be served during or after the expiration or sooner determination of the term hereby granted (but relating in all cases to such wants of repair that accrued not later than the expiration or sooner determination of the said term as aforesaid)

          (c) in or incidental to the collection and recovery of any rent payable hereunder which shall be in arrear (including the costs of any collection agency) or any action reasonably taken by or on behalf of the Landlord in order to prevent or procure the remedying of any breach or non-performance by the Tenant of any of the covenants conditions or agreements herein contained and on the part of the Tenant to be observed and performed

     (16) for the period of six (6) months immediately preceding the determination of this Lease to permit a notice board to be exhibited on some conspicuous part of the Premises intimating that the same are to be let or sold and during such period of six (6) months to permit an inspection at any reasonable time in the day by or on behalf of any person desirous of becoming a tenant or purchaser of the Premises upon an appointment being made for that purpose

     (17) at all times throughout the term to permit any person desiring or contemplating to be a purchaser of the reversion expectant on the termination hereof and such person's advisers to inspect the Premises at reasonable times (PROVIDED THAT such person shall bear a letter of
                       -------------
     authority signed by or on behalf of the Landlord) and to permit a notice board to be exhibited on some conspicuous part of the Premises intimating that the same are to be sold

     (18) not to insure in respect of any risks against which the Landlord has insured under the provisions herein contained

     (19) to pay the Landlord's solicitors' costs and disbursements in connection with an application to the Court for an Order excluding the provisions of Sections 24 to 28 inclusive of the Landlord and Tenant Act 1954

     (20) to pay value added tax on all payments made or payable under the terms of this lease if the same shall be demanded.

3.   THE Landlord HEREBY COVENANTS with the Tenant as follows:-
--------          ----------------

     (1) that the Tenant paying the rent hereby reserved and performing and observing the several covenants on the Tenant's part herein contained shall peaceably hold and enjoy the Premises during the said term without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord

     (2) (a) to keep the Building insured (unless the insurance is rendered void by any act or omission of the Tenant or persons claiming under the Tenant) against loss or damage by fire storm tempest explosion and such other risks (subject to normal excesses) as the Landlord thinks fit for such amount as the Landlord shall think expedient (including all professional fees debris removal and site clearance and the cost of any work which might be required by or by virtue of any Act of Parliament) and three
          (3) years' loss of rent

          (b) to produce to the Tenant on fourteen (14) days' notice at the offices of the Landlord or the Landlord's solicitor the policy of insurance maintained by the Landlord and the receipt for the last premium payable for it

          (c) if required by the Tenant to use the Landlord's best endeavours to procure that the Tenant's interest and that of the Tenant's mortgages (if any) is noted on the policy

          (d) in the event of the Building being destroyed or damaged by any of the perils against which the Landlord has insured forthwith to lay out any moneys received by the Landlord under the policy of insurance (except moneys received in respect of loss of rent) in reinstating the Building PROVIDED THAT the Landlord shall not be under any obligation
                   -------------
          to reinstate the Building in the form in which it existed before the date of the damage or destruction in question

          (e) If for any reason (other than the default of the Landlord) it becomes impossible or impracticable to reinstate in accordance with paragraph (d) above the term herby granted shall absolutely determine and the insurance moneys received by the Landlord in respect of the Building and the loss of rent shall belong to the Landlord absolutely

4.   THE Landlord HEREBY FURTHER COVENANTS with the Tenant (subject to the
--------          ------------------------
payment by the Tenant of the rents and Service Charge and PROVIDED THAT the
                                                          -------------
Tenant has complied with all the covenants and obligations on the part of the Tenant to be performed and observed) as follows:-

          (1) to maintain repair amend renew clean repaint and redecorate and otherwise keep in good and tenantable condition:-

                (a) the structure of the Building and in particular the ceilings foundations and external walls thereof but excluding nevertheless therefrom:-

                    (i) all walls that are situate wholly within the Premises

                    (ii) the internal faces of boundary walls that enclose the Premises

                    (iii) the windows and other glass of and in the Premises and

                    (iv) all portions corresponding to the foregoing in or appurtenant to other tenanted premises in the Building

                (b) the entrances staircases passages landings toilet accommodation and all other parts of the Building enjoyed or used by the Tenant in common with others ("the common parts")

                (c) the boundary walls and fences of and in the curtilage of the Building

                (d) the forecourts pathways approach roads and car parks within the curtilage of the Building

          PROVIDED THAT the Landlord shall not be liable to the Tenant for
          -------------
          any defect or want of repair hereunder unless the Landlord has had first notice thereof and sufficient opportunity for remedying the same nor for any defect or want of repair hereunder which is the subject of an obligation under any of the Tenant's covenants hereinbefore contained

          (2) to maintain in good working order and repair:-

               (a) all water heating systems and the electric lighting appliances in the common parts

               (b) all sewers drains channels watercourses gutters rain-water and soil pipes sanitary apparatus pipes wires and cables and supply lines in under or upon the Building which shall serve the same (excluding nevertheless any which lie within the Premises and exclusively serve the same)

          (3)  so far as practicable to perform the following services:-
               (a)  to keep clean and reasonably well lighted the common parts

               (b) to maintain at all times during normal business hours an adequate supply of hot and cold water in the toilet accommodation situate in the common parts

               (c) to supply maintain repair and renew as need be such fire-fighting equipment in the common parts as the Landlord may deem desirable or necessary or as may be required to be supplied and maintained by the Landlord by statute or by the fire authority for the district

               (d)  to clean and keep clean all windows in the common parts

               (e) to supply provide purchase maintain renew replace repair and keep in good and serviceable order and condition all appurtenances appointments fixtures and fittings bins receptacles tools appliances materials and other things which the Landlord may deem desirable or necessary for the maintenance upkeep or cleanliness of the Building

               (f) to employ such staff as the Landlord may at the Landlord's absolute discretion deem desirable or necessary to enable the Landlord to carry out or maintain the services or any of them and for the general conduct management and security of the Building and all parts thereof

               (g) to provide reasonable heating to all unlet premises in the Building as the Landlord may at the Landlord's absolute discretion from time to time deem desirable or necessary

          PROVIDED ALWAYS that the Landlord may at the Landlord's absolute
          ---------------
          discretion withhold add to extend vary or make any alteration in the rendering of the services or any of them from time to time if the Landlord at the Landlord's like discretion deems it desirable so to do for the more efficient conduct and management of the Building PROVIDED
                                                                        --------
          FURTHER that the Landlord shall not be liable to the Tenant for any
          -------
          defect or want of repair hereinbefore mentioned if either:-

               (i) insurance moneys shall be or shall have been paid or works undertaken at the cost of the insurers in respect of such defect or want of repair by virtue of any policy or policies of insurance effected under clause 3(2) hereof or
               (ii) such policy or policies of insurance shall have been vitiated or voided by the act or default of any person for the time being in occupation of the Building or any part thereof

5.   PROVIDED ALWAYS AND IT IS HEREBY EXPRESSLY AGREED as follows:-
     -------------------------------------------------

     (1) if the rent hereby reserved or any part thereof shall at any time be unpaid for fourteen (14) days after becoming payable (whether formally demanded or not) or if the covenants on the Tenant's part herein contained shall not be performed or observed or if the Tenant or any other person in whom the term shall be vested or any other person who may at any time covenant with the Landlord as a surety under this Lease shall become bankrupt or have a receiving order made against the Tenant or any such other person or being a company enter into liquidation or if the goods of the Tenant or any such other person on the Premises shall be taken in execution then and in any such case it shall be lawful for the Landlord at any time thereafter to re-enter upon the Premises or any part thereof in the name of the whole and thereupon this demise shall absolutely determine but without prejudice to the right of action of the Landlord in respect of any antecedent breach of the Tenant's covenants herein contained

               (2) if the Premises or any part thereof shall at any time during the said term be destroyed or damaged by any risk insured by the Landlord so as to be unfit for occupation and use and the policy or policies of insurance effected by the Landlord shall not have been vitiated or payment of the policy moneys refused in whole or in part in consequence of any act or default of the Tenant to the extent that it is insured in accordance with the provisions of this Lease the rent hereby reserved or a fair proportion thereof according to the nature and extent of the damage sustained shall be suspended until the Premises shall again be rendered fit for habitation and use

               (3) any dispute or difference concerning the provisions of this Lease or the operation or construction of any of the clauses hereof or the rights or liabilities of the parties hereunder shall be referred to arbitration by a single arbitrator to be appointed by the President for the time being of The Law Society in accordance with the Arbitration Acts 1950/1979

               (4) any notice under this Lease shall be in writing and shall be deemed to be sufficiently served if complying with the provisions of the Law of Property Act 1925 Section 196

               (5) if any instalment of rent or any other money which may become payable by the Tenant to the Landlord under any of the provisions of this Lease at any time or times remains unpaid for fourteen
               (14) days after becoming payable then the amount for the time being unpaid shall (without prejudice to the Landlord's right of re-entry or any other right or remedy of the Landlord) as from the date on which it became payable and until paid bear and carry interest and the Tenant accordingly COVENANTS with the Landlord
                                                   ---------
               that in such circumstances and during such period or periods the Tenant will pay to the Landlord interest (as well after as before any judgment) on any such unpaid amount

               (6) having been authorised to do so by an Order of the
               Southampton County Court made on the         day of
               1999 under the provisions of Section 38(4) of the Landlord and Tenant Act 1954 as amended by Section 5 of the Law of Property Act 1969 the parties hereto agree that the provisions of Sections 24 to 28 inclusive of that Act should be excluded in relation to the demise hereby created

               (7) either the Landlord or the Tenant shall be entitled to determine this lease on the first or second anniversary of the commencement of the term upon giving three months prior written notice of its wish to determine the lease to the other party time being of the essence

          6.   (1)  WHERE in this Lease the context so admits:
          ---------------
                    (a) words importing one gender include all other genders and words importing the singular include the plural and vice versa

                    (b) the expressions "the Landlord" and "the Tenant" include their respective successors in title and the expression "the Landlord" includes the reversioner for the time being immediately expectant upon the term hereby created and any superior landlord

               (c) where for the time being there are two or more persons within the meaning of the expressions "the Landlord" or "the Tenant" or two or more persons are surety or guarantor under this Lease or a licence thereunder obligations expressed or implied and made or to be made by or with that party are made by or with those persons jointly and severally

               (d) interest payable by the Tenant to the Landlord means interest at 4% above the base rate of HSBC (Midland) Bank PLC from time to time or 10% per annum whichever is the greater

               (e) the expression "the Building" means the building of which the Premises form part together with the forecourt grounds parking areas and curtilage thereof and together also with all necessary boundary walls and fences known as Bridge View House, Ray Mead Road, Maidenhead, Berkshire

          (2) Where under the terms of this Lease the Tenant is liable to pay to the Landlord any sum on account of the supply of goods or services (whether to the Landlord or to the Tenant) the Tenant shall also pay to the Landlord any value added tax chargeable on such supply which the Landlord is unable to reclaim

          (3) The covenant implied by Section 3(1) of the Law of Property (Miscellaneous Provisions) Act 1994 shall not apply to the rights granted by the Landlord to other tenants or occupiers of other parts of the Building of which the Premises form part and which are in substantially similar form to those set out herein nor does it extend to any charge encumbrance or other right of which the Landlord has no actual knowledge

          7.   WE CERTIFY that there is no agreement for lease (or tack) to
          ---------------
          which this lease (or tack) gives effect

               IN WITNESS whereof this Lease has been executed the day and year
               ----------
          first before written

                              THE FIRST SCHEDULE
                              ------------------

                                 The Premises
                                 ------------

          Unit Number 3, Bridge View House, Ray Mead Road, Maidenhead, Berkshire, SL6 8NJ, which is for the purpose of identification shown edged red on the plan annexed hereto TOGETHER with the right for the Tenant its employees and all lawful visitors to the Tenant to come and go from the Premises over and along the shared footpaths and driveways leading to the Building and through the entrance lobby leading to the Premises together also with the right for the Tenant and its employees to use the toilet facilities and kitchen forming part of the common parts of the Building and together also with the right for the Tenant and its employees to have access for the purpose of recreation to the patio area at the rear of the Premises fronting the river but for no purpose in connection with the Tenant's business or so as to affect or in any way interfere with the use of the adjoining or neighbouring premises by the lawful occupiers thereof EXCEPTING AND RESERVING unto the Landlord all necessary rights and services passing through under or over the Premises and the right for the Landlord upon reasonable notice except in the case of emergency to enter the Premises with or without workmen or agents for the purpose of inspecting the same and carrying out any necessary repairs to the Building its services and appliances

                              THE SECOND SCHEDULE
                              -------------------

                                    Part I
                                    ------

Date of commencement of Term :       1st July 1999
----------------------------

Length of Term               :       One Year
--------------

                                    Part II
                                    -------

     The yearly rent shall be Twenty-one thousand five hundred and four pounds (Pounds)21,504,00)

                              THE THIRD SCHEDULE
                              ------------------
                               The permitted use
                               -----------------
                      The use of the Premises as offices

                              THE FOURTH SCHEDULE
                              -------------------

1. All costs and expenses whatsoever incurred by the Landlord in and about the discharge of the obligations on the part of the Landlord set out specifically in clause 4 of this Lease

2. The cost of periodically inspecting examining maintaining overhauling and where necessary replacing any and every part of the Building and the appurtenances thereof referred to in extenso in clause 4 of this Lease

3. The cost of supply of electricity for all purposes referred to in clause 4 of this Lease

4. The cost of employing staff for the performance of the duties and services referred to in clause 4 of this Lease and all other incidental expenditure in relation to such employment (including but without limiting the generality of such provision the payment of the statutory and such other insurance health pension welfare and other payments contributions and premiums that the Landlord may at the Landlord's absolute discretion deem desirable or necessary and the provision of uniforms working clothes tools appliances cleaning and other materials bins receptacles and other equipment for the proper performance of their duties) and the cost of providing towels and soap in the toilet accommodation

               5. All charges assessments impositions and other outgoings payable by the Landlord in respect of all parts of the Building not exclusively occupied by the Landlord or any other tenant

               6. The cost of insuring and keeping insured the Building and all the said appurtenances thereof pursuant to the Landlord's obligations as herein contained and in addition the cost of insurance against third party employer's and public liability and such further or other risks that the Landlord may deem desirable or expedient

               7. The fees of the Landlord's agents for the collection of the rents in the Building and for the general management thereof PROVIDED THAT such fees shall at no time exceed the maximum
               -------------
               therefor allowed by the scales authorised for the time being by the Royal Institution of Chartered Surveyors

               8. The amount which the Landlord shall be called upon to pay to any Superior Landlord as a contribution towards the expense of making repairing maintaining rebuilding and cleaning all ways roads pavements sewers drains pipes watercourses party walls party structures party fences walls or other conveniences which may belong to or be used for the Building in common with other premises near or adjoining thereto

               9. The cost of taking all steps deemed desirable or expedient by the Landlord for complying with making representations against or otherwise contesting the incidence of the provisions of any legislation or orders or statutory requirements thereunder concerning town planning public health highways streets drainage or other matters relating or alleged to relate to the Building for which the Tenant is not directly liable hereunder


SIGNED as a DEED by      )                  /s/ [ILLEGIBLE]
----------------                                 20/10/99
THE VIRTUALISTS LIMITED  )
-----------------------
by                                          /s/ [ILLEGIBLE]
                                                 20/10/99

[Diagram of leased property at Unit Number 3, Bridge View House, Ray Mead Road,
                 Maidenhead, Berkshire, SL6 8NJ appears here.]